Prudential Financial, Inc. (PRU)

Quarterly Financial Supplement

FINANCIAL SERVICES BUSINESSES
THIRD QUARTER 2002

Reference is made to Prudential Financial, Inc.'s filings with the Securities and Exchange Commission for general information, and consolidated financial information, regarding Prudential Financial, Inc., including its Closed Block Business.

November 5, 2002

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Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2002

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Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2002

The Quarterly Financial Supplement for the period ended September 30, 2002 reflects the classification of results of our web-based business for the distribution of voluntary benefits, which we discontinued in the third quarter of 2002, as discontinued operations for all periods presented.

If you have any questions or need assistance with regard to this Quarterly Financial Supplement, please contact the Investor Relations unit.

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Prudential Financial, Inc. Quarterly Financial Supplement

Third Quarter 2002

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date		% Change		2001		2002
2002	2001			3Q	4Q	1Q	2Q	3Q
			Financial Services Businesses:
			Pre-tax adjusted operating income by division:
448	474	-5%	Insurance Division	82	71	205	167	76
240	158	52%	Investment Division	(1)	6	100	90	50
556	398	40%	International Insurance and Investments Division	180	125	200	176	180
193	75	157%	Corporate and other operations	(1)	(24)	23	49	121

1,437	1,105	30%	Total pre-tax adjusted operating income	260	178	528	482	427
496	436	14%	Income taxes(1)	155	71	193	176	127

941	669	41%	Financial Services Businesses after-tax adjusted operating income	105	107	335	306	300

			Items excluded from adjusted operating income:
(581)	(4)	-14423%	Realized investment losses, net of related adjustments	(322)	(132)	(96)	(343)	(142)
(12)	(122)	90%	Divested businesses	(40)	(25)	(8)	10	(14)
—	(199)	100%	Demutualization costs and expenses(2)	(37)	(389)	—	—	—

(593)	(325)	-82%	Total items excluded from adjusted operating income, before income taxes	(399)	(546)	(104)	(333)	(156)
(393)	(371)	-6%	Income taxes, including mutual insurance company tax	(349)	(23)	(35)	(125)	(233)

(200)	46	-535%	Total items excluded from adjusted operating income, after income taxes	(50)	(523)	(69)	(208)	77

741	715	4%	Income (loss) from continuing operations (after-tax) of Financial Services Businesses	55	(416)	266	98	377
9	(10)	190%	Income from discontinued operations, net of taxes	(3)	13	(3)	(3)	15

750	705	6%	Net income (loss) of Financial Services Businesses	52	(403)	263	95	392

			Earnings per share of Common Stock (diluted):
1.67	1.15		Adjusted operating income	0.18	0.18	0.58	0.55	0.54
1.32	1.23		Income (loss) from continuing operations	0.09	(0.71)	0.47	0.19	0.67
1.34	1.21		Net income (loss)	0.09	(0.69)	0.46	0.19	0.70

582.3	583.6		Weighted average number of outstanding Common shares (diluted basis)	583.6	583.7	585.1	585.2	576.8

6.82%			Operating Return on Average Equity(3)			7.23%	6.71%	6.49%

			Reconciliation to Consolidated Net Income of Prudential Financial, Inc:
750	705		Net income (loss) of Financial Services Businesses (above)	52	(403)	263	95	392
(363)	(353)		Net loss of Closed Block Business(4)	(332)	(103)	(110)	(163)	(90)

387	352		Consolidated net income (loss)	(280)	(506)	153	(68)	302

30			Direct equity adjustments for earnings per share calculations			7	14	9

(1)	Income taxes applicable to pre-tax adjusted operating income, which excludes the mutual insurance company tax for periods prior to demutualization.
(2)	Demutualization costs and expenses for the quarter ended December 31, 2001, include demutualization consideration of $340 million paid to former Canadian branch policyholders.
(3)
As a result of the establishment of the Closed Block Business concurrently with the demutualization on December 18, 2001, attributed equity as of the end of periods prior to December 31, 2001 is not comparable to attributed equity at that date and thereafter and, therefore, Operating Return on Average Equity is not presented for periods prior to 2002.

(4)	Amounts shown for the Closed Block Business represent results of the Traditional Participating Products segment for periods prior to effective date of demutualization.

Prudential Financial, Inc. Quarterly Financial Supplement

Third Quarter 2002

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date			2001		2002
2002	2001		3Q	4Q	1Q	2Q	3Q
		Financial Services Businesses Capitalization Data(1):
		Short-term debt	9,720	5,405	6,515	4,221	3,852
		Long-term debt	2,983	3,554	3,350	3,003	3,077
		Equity Security Units(2)	—	690	690	690	690

		Attributed Equity(3):
		Including accumulated other comprehensive income	14,683	19,646	19,453	20,258	21,039
		Excluding unrealized gains and losses on investments	13,433	18,803	19,034	19,144	18,931
		Excluding accumulated other comprehensive income	13,581	19,083	19,289	19,321	19,153

		Total Capitalization:
		Including accumulated other comprehensive income	17,666	23,890	23,493	23,951	24,806
		Excluding unrealized gains and losses on investments	16,416	23,047	23,074	22,837	22,698
		Excluding accumulated other comprehensive income	16,564	23,327	23,329	23,014	22,920

		Book value per share of Common Stock:
		Including accumulated other comprehensive income		33.59	33.25	34.72	37.03
		Excluding unrealized gains and losses on investments		32.15	32.53	32.81	33.32
		Excluding accumulated other comprehensive income		32.63	32.97	33.12	33.71

		Number of diluted shares at end of period		584.8	585.1	583.4	568.1

		Common Stock Price Range:
35.75		High		33.19	32.09	35.75	32.99
27.35		Low		29.30	30.05	31.05	27.35
28.56		Close		33.19	31.05	33.36	28.56

		Common Stock market capitalization(1)		19,369	18,143	19,448	16,235

(1)	As of end of period.
(2)	Guaranteed minority interest in Trust holding solely debentures of Parent, as reported in combined balance sheet.
(3)
During the third quarter of 2002, in conjunction with the Company’s review of its allocation of deferred taxes between the Closed Block and Financial Services Businesses, the Company determined that deferred taxes that had been included in the Closed Block Business were more appropriately reflected within the Financial Services Businesses. Accordingly, deferred taxes of $130 million were transferred from the Closed Block Business to the Financial Services Businesses resulting in a $130 million decrease in “Other attributed equity” of the Financial Services Businesses and a corresponding increase in “Other attributed equity” of the Closed Block Business.

Prudential Financial, Inc. Quarterly Financial Supplement

Third Quarter 2002

OPERATIONS HIGHLIGHTS

Year-to-date			2001		2002
2002	2001		3Q	4Q	1Q	2Q	3Q
		Assets Under Management and Administration ($ billions)(1)(2):
		Assets Under Management :
		Managed by Investment Division(3):
		Investment Management Segment—Investment Management & Advisory Services
		Retail customers	92.8	96.5	92.3	84.8	77.3
		Institutional customers	84.9	89.1	86.2	83.5	79.8
		General account(4)	110.1	113.8	111.7	116.0	119.5

		Total Investment Management and Advisory Services	287.8	299.4	290.2	284.3	276.6

		Non-proprietary wrap-fee and other assets under management	36.6	41.2	41.9	38.2	32.7

		Total managed by Investment Division	324.4	340.6	332.1	322.5	309.3
		Managed by International Insurance and Investments Division(4):	40.5	39.3	38.0	37.9	42.7
		Managed by Insurance Division	8.4	8.1	8.7	8.0	7.2

		Total assets under management	373.3	388.0	378.8	368.4	359.2
		Client assets under administration	190.9	201.6	201.2	188.4	173.7

		Total assets under management and administration	564.2	589.6	580.0	556.8	532.9

		Distribution Representatives(1):
		Prudential Agents	4,928	4,387	4,469	4,551	4,478
		Financial Advisors:
		Domestic	5,618	5,430	5,131	4,779	4,440
		International	748	729	728	725	707

		Total	6,366	6,159	5,859	5,504	5,147
		International Life Planners	3,999	4,104	4,098	4,207	4,353
		Gibraltar Life Advisors	6,596	6,121	5,726	5,525	5,233

		Distribution Representative Productivity:
37	29	Prudential Agent productivity ($ thousands)	28	37	34	38	36
378	350	Financial Advisor productivity (domestic; $ thousands)	327	336	379	375	380

		Third Party Distribution—Retail Products ($ millions)(5):
154	221	Individual life insurance	123	31	25	93	36
85	8	Individual annuities	3	9	11	24	50
2,445	2,505	Mutual funds and wrap-fee products	491	537	456	1,019	970

(1)	As of end of period.
(2)	At fair market value.
(3)
Reflects reclassification of amounts by client category as of January 1, 2002, based on internal management criteria, which reduced the amount attributed to retail customers by $3.3 billion and increased the amounts attributed to institutional customers and the general account by $2.8 billion and $0.5 billion, respectively.

(4)
Reflects the Investment division’s assumption, as of June 30, 2002, of management of $3.5 billion of assets which were previously reflected in assets managed by the International Insurance and Investments division.

(5)	Represents statutory first year premiums and deposits for Individual Life Insurance and gross sales for Individual Annuities, Mutual Funds and Wrap-fee products.

Prudential Financial, Inc. Quarterly Financial Supplement

Third Quarter 2002

COMBINED STATEMENTS OF OPERATIONS—FINANCIAL SERVICES BUSINESSES

(in millions)

Year-to-date		% Change		2001		2002
2002	2001			3Q	4Q	1Q	2Q	3Q
			Revenues(1):
6,998	5,866	19%	Premiums	2,241	2,361	2,278	2,334	2,386
1,246	1,349	-8%	Policy charges and fee income	474	454	434	412	400
3,934	3,941	0%	Net investment income	1,288	1,303	1,251	1,356	1,327
3,163	3,264	-3%	Commissions, investment management fees, and other income	992	1,092	1,095	1,057	1,011

15,341	14,420	6%	Total revenues	4,995	5,210	5,058	5,159	5,124

			Benefits and Expenses(1):

6,849	5,963	15%	Insurance and annuity benefits	2,279	2,296	2,206	2,317	2,326
1,263	1,236	2%	Interest credited to policyholders’ account balances	432	434	414	415	434
156	278	-44%	Interest expense	70	48	56	50	50
(1,068)	(981)	-9%	Deferral of acquisition costs	(325)	(344)	(340)	(358)	(370)
870	709	23%	Amortization of acquisition costs	255	224	239	273	358
2,140	2,463	-13%	Securities operations non-interest expenses	771	816	722	731	687
3,694	3,647	1%	General and administrative expenses	1,253	1,558	1,233	1,249	1,212

13,904	13,315	4%	Total benefits and expenses	4,735	5,032	4,530	4,677	4,697

1,437	1,105	30%	Adjusted operating income before income taxes	260	178	528	482	427

			Items excluded from adjusted operating income before income taxes:
(581)	3	-19441%	Realized investment gains (losses), net of related adjustments	(326)	(165)	(101)	(339)	(141)
—	(7)	100%	Related charges	4	33	5	(4)	(1)

(581)	(4)	-14423%	Total realized investment losses, net of related adjustments	(322)	(132)	(96)	(343)	(142)

(12)	(122)	90%	Divested businesses	(40)	(25)	(8)	10	(14)
—	(199)	100%	Demutualization costs and expenses	(37)	(389)	—	—	—

(593)	(325)	-82%	Total items excluded from adjusted operating income before income taxes	(399)	(546)	(104)	(333)	(156)

844	780	8%	Income (loss) from continuing operations before income taxes	(139)	(368)	424	149	271
103	65	58%	Income tax expense (benefit)	(194)	48	158	51	(106)

741	715	4%	Income (loss) from continuing operations, after-tax	55	(416)	266	98	377

(1)
Revenues exclude realized investment gains, net of losses and related adjustments, and revenues of divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses, benefits and expenses of divested businesses, and demutualization costs and expenses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2002

COMBINED BALANCE SHEETS—FINANCIAL SERVICES BUSINESSES

(in millions)

	9/30/2001	12/31/2001	3/31/2002	6/30/2002	9/30/2002
Assets:
Investments:
Fixed maturities available for sale, at fair value
(amortized cost $66,031; $67,276; $69,840; $70,745; $72,962)	68,018	68,880	70,687	72,700	76,815
Fixed maturities held to maturity, at amortized cost
(fair value $555; $395; $373; $2,293; $2,385)	532	374	354	2,268	2,376
Trading account assets, at fair value	5,199	5,043	6,286	6,038	4,419
Equity securities available for sale, at fair value
(cost $2,072; $1,671; $1,620; $1,748; $1,815)	2,026	1,688	1,687	1,868	1,714
Commercial loans	12,756	13,624	13,011	12,752	12,649
Policy loans	3,008	2,812	2,854	2,982	3,036
Securities purchased under agreements to resell	4,480	4,421	7,137	5,136	5,256
Cash collateral for borrowed securities	3,963	5,210	5,628	5,530	5,691
Other long-term investments	3,811	4,336	4,253	4,216	4,329
Short-term investments	2,773	2,972	3,095	2,848	2,082

Total investments	106,566	109,360	114,992	116,338	118,367
Cash and cash equivalents	13,209	16,900	10,282	8,344	9,115
Accrued investment income	977	1,059	1,027	1,069	1,084
Broker-dealer related receivables	9,119	7,802	7,017	7,091	5,486
Deferred policy acquisition costs	5,525	5,538	5,660	5,859	5,750
Other assets	13,798	13,488	15,692	16,213	14,699
Separate account assets	74,523	77,158	78,515	75,101	69,900

Total assets	223,717	231,305	233,185	230,015	224,401

Liabilities:
Future policy benefits	40,729	39,752	38,403	40,319	41,395
Policyholders' account balances	37,936	37,944	37,559	38,916	40,325
Unpaid claims and claim adjustment expenses	3,478	3,408	3,353	3,352	3,363
Securities sold under agreements to repurchase	9,479	9,280	11,704	10,557	10,675
Cash collateral for loaned securities	6,264	7,650	8,256	8,959	7,645
Income taxes payable	1,550	1,085	1,102	1,609	1,967
Broker-dealer related payables	6,571	6,445	5,581	6,076	4,498
Securities sold but not yet purchased	3,057	2,791	4,561	3,185	2,417
Short-term debt	9,720	5,405	6,515	4,221	3,852
Long-term debt	2,983	3,554	3,350	3,003	3,077
Other liabilities	12,744	16,497	14,143	13,769	13,558
Separate account liabilities	74,523	77,158	78,515	75,101	69,900

Total liabilities	209,034	210,969	213,042	209,067	202,672

Guaranteed minority interest in Trust holding solely debentures of Parent	—	690	690	690	690
Attributed Equity:
Accumulated other comprehensive income	1,102	563	164	937	1,886
Other attributed equity	13,581	19,083	19,289	19,321	19,153

Total attributed equity	14,683	19,646	19,453	20,258	21,039

Total liabilities and attributed equity	223,717	231,305	233,185	230,015	224,401

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2002

FINANCIAL SERVICES BUSINESSES COMBINING STATEMENTS OF OPERATIONS—BY DIVISION

(in millions)

	Quarter Ended September 30, 2002
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1) :
Premiums	2,386	1,318	10	1,061	(3)
Policy charges and fee income	400	342	15	46	(3)
Net investment income	1,327	399	570	199	159
Commissions, investment management fees, and other income	1,011	57	866	111	(23)

Total revenues	5,124	2,116	1,461	1,417	130

Benefits and Expenses (1):
Insurance and annuity benefits	2,326	1,276	220	830	—
Interest credited to policyholders' account balances	434	163	247	24	—
Interest expense	50	(2)	4	—	48
Deferral of acquisition costs	(370)	(212)	(8)	(162)	12
Amortization of acquisition costs	358	293	21	65	(21)
Securities operations non-interest expenses	687	—	576	107	4
General and administrative expenses	1,212	522	351	373	(34)

Total benefits and expenses	4,697	2,040	1,411	1,237	9

Adjusted operating income before income taxes	427	76	50	180	121

	Quarter Ended September 30, 2001
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1):
Premiums	2,241	1,219	(8)	1,020	10
Policy charges and fee income	474	355	18	102	(1)
Net investment income	1,288	375	611	170	132
Commissions, investment management fees, and other income	992	64	927	118	(117)

Total revenues	4,995	2,013	1,548	1,410	24

Benefits and Expenses (1):
Insurance and annuity benefits	2,279	1,243	231	794	11
Interest credited to policyholders' account balances	432	153	250	28	1
Interest expense	70	—	8	2	60
Deferral of acquisition costs	(325)	(197)	(12)	(133)	17
Amortization of acquisition costs	255	210	22	44	(21)
Securities operations non-interest expenses	771	—	653	125	(7)
General and administrative expenses	1,253	522	397	370	(36)

Total benefits and expenses	4,735	1,931	1,549	1,230	25

Adjusted operating income before income taxes	260	82	(1)	180	(1)

(1)
Revenues exclude realized investment gains, net of losses and related adjustments, and revenues of divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses, benefits and expenses of divested businesses, and demutualization costs and expenses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2002

FINANCIAL SERVICES BUSINESSES COMBINING STATEMENTS OF OPERATIONS—BY DIVISION

(in millions)

	Nine Months Ended September 30, 2002
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1) :
Premiums	6,998	3,879	39	3,083	(3)
Policy charges and fee income	1,246	1,050	53	152	(9)
Net investment income	3,934	1,165	1,735	548	486
Commissions, investment management fees, and other income	3,163	176	2,734	402	(149)

Total revenues	15,341	6,270	4,561	4,185	325

Benefits and Expenses (1):
Insurance and annuity benefits	6,849	3,731	648	2,412	58
Interest credited to policyholders' account balances	1,263	463	728	72	—
Interest expense	156	(3)	12	—	147
Deferral of acquisition costs	(1,068)	(624)	(36)	(460)	52
Amortization of acquisition costs	870	693	69	174	(66)
Securities operations non-interest expenses	2,140	—	1,802	340	(2)
General and administrative expenses	3,694	1,562	1,098	1,091	(57)

Total benefits and expenses	13,904	5,822	4,321	3,629	132

Adjusted operating income before income taxes	1,437	448	240	556	193

	Nine Months Ended September 30, 2001
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1):
Premiums	5,866	3,550	13	2,291	12
Policy charges and fee income	1,349	1,060	57	237	(5)
Net investment income	3,941	1,155	1,890	349	547
Commissions, investment management fees, and other income	3,264	176	2,937	396	(245)

Total revenues	14,420	5,941	4,897	3,273	309

Benefits and Expenses (1):
Insurance and annuity benefits	5,963	3,410	693	1,833	27
Interest credited to policyholders' account balances	1,236	461	727	47	1
Interest expense	278	2	25	6	245
Deferral of acquisition costs	(981)	(609)	(48)	(390)	66
Amortization of acquisition costs	709	588	66	117	(62)
Securities operations non-interest expenses	2,463	—	2,068	383	12
General and administrative expenses	3,647	1,615	1,208	879	(55)

Total benefits and expenses	13,315	5,467	4,739	2,875	234

Adjusted operating income before income taxes	1,105	474	158	398	75

(1)
Revenues exclude realized investment gains, net of losses and related adjustments, and revenues of divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses, benefits and expenses of divested businesses, and demutualization costs and expenses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2002

FINANCIAL SERVICES BUSINESSES COMBINING BALANCE SHEETS—BY DIVISION

(in millions)

	As of September 30, 2002
Assets:	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Total investments	118,367	26,119	45,537	36,164	10,547
Broker-dealer related receivables	5,486	—	4,304	885	297
Deferred policy acquisition costs	5,750	3,772	42	2,016	(80)
Other assets	24,898	5,628	8,587	4,489	6,194
Separate account assets	69,900	29,655	40,378	483	(616)

Total assets	224,401	65,174	98,848	44,037	16,342

Liabilities:
Future policy benefits	41,395	4,989	12,243	23,728	435
Policyholders' account balances	40,325	14,438	15,946	9,923	18
Debt	6,929	245	3,175	996	2,513
Other liabilities	44,123	8,929	22,975	5,735	6,484
Separate account liabilities	69,900	29,655	40,378	483	(616)

Total liabilities	202,672	58,256	94,717	40,865	8,834

Guaranteed minority interest in Trust holding solely debentures of Parent	690	—	—	—	690
Attributed Equity:
Accumulated other comprehensive income (loss)	1,886	946	846	219	(125)
Other attributed equity	19,153	5,972	3,285	2,953	6,943

Total attributed equity	21,039	6,918	4,131	3,172	6,818

Total liabilities and attributed equity	224,401	65,174	98,848	44,037	16,342

	As of December 31, 2001
Assets:	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Total investments	109,360	24,126	45,579	29,841	9,814
Broker-dealer related receivables	7,802	—	6,421	1,069	312
Deferred policy acquisition costs	5,538	3,919	66	1,615	(62)
Other assets	31,447	4,496	9,215	8,454	9,282
Separate account assets	77,158	36,166	41,217	422	(647)

Total assets	231,305	68,707	102,498	41,401	18,699

Liabilities:
Future policy benefits	39,752	4,925	12,317	22,041	469
Policyholders' account balances	37,944	12,739	15,372	9,808	25
Debt	8,959	106	4,527	1,058	3,268
Other liabilities	47,156	8,505	24,980	5,429	8,242
Separate account liabilities	77,158	36,166	41,217	422	(647)

Total liabilities	210,969	62,441	98,413	38,758	11,357

Guaranteed minority interest in Trust holding solely debentures of Parent	690	—	—	—	690
Attributed Equity:
Accumulated other comprehensive income (loss)	563	529	446	(171)	(241)
Other attributed equity	19,083	5,737	3,639	2,814	6,893

Total attributed equity	19,646	6,266	4,085	2,643	6,652

Total liabilities and attributed equity	231,305	68,707	102,498	41,401	18,699

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2002

SHORT TERM DEBT—FINANCIAL SERVICES BUSINESSES

(in millions)

	As of September 30, 2002				As of December 31, 2001
	Prudential Financial, Inc.	The Prudential Insurance Co. of America(a)	Other Affiliates	Total	Prudential Financial, Inc.	The Prudential Insurance Co. of America(a)	Other Affiliates	Total
Borrowings by use of proceeds:
General corporate purposes	—	328	—	328	—	222	—	222
Investment related	—	366	—	366	—	834	—	834
Securities business related	—	1,252	903	2,155	—	1,639	1,484	3,123
Specified other businesses	—	875	127	1,002	—	1,141	14	1,155
Limited recourse and non-recourse borrowing	—	—	1	1	—	—	71	71

Total short-term debt	—	2,821	1,031	3,852	—	3,836	1,569	5,405

Borrowings by type:
Long-term debt due within one year	—	552	—	552	—	753	—	753
Commercial paper	—	2,238	—	2,238	—	3,022	—	3,022
Bank borrowings	—	—	720	720	—	—	1,324	1,324
Other short-term debt	—	31	310	341	—	61	174	235

Total general obligations	—	2,821	1,030	3,851	—	3,836	1,498	5,334
Limited recourse and non-recourse borrowing	—	—	1	1	—	—	71	71

Total short-term debt	—	2,821	1,031	3,852	—	3,836	1,569	5,405

(a)	Includes Prudential Funding, LLC.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2002

LONG TERM DEBT

(in millions)

	As of September 30, 2002
	General Corporate Purposes	Investment Related	Securities Business Related	Specified Other Businesses	Total General Obligations	Limited Recourse and non-Recourse	Total Borrowing
Financial Services Businesses:
Prudential Financial, Inc.:
Long-term fixed and floating rate notes	—	—	—	—	—	—	—
Hybrid notes	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—

The Prudential Insurance Company of America (a):
Surplus notes	690	—	—	—	690	—	690
Long-term fixed and floating rate notes	600	737	481	—	1,818	—	1,818
Commercial paper backed by long-term credit agreements	—	—	—	—	—	—	—

Total	1,290	737	481	—	2,508	—	2,508

Long-term debt of other affiliated companies	—	—	—	—	—	569	569

Total long-term debt of Financial Services Businesses	1,290	737	481	—	2,508	569	3,077

Ratio of long-term and short-term corporate debt to capitalization	8.3%

Closed Block Business:
Limited recourse notes of Prudential Holdings, LLC	—	—	—	—	—	1,750	1,750

	As of December 31, 2001
	General Corporate Purposes	Investment Related	Securities Business Related	Specified Other Businesses	Total General Obligations	Limited Recourse and non-Recourse	Total Borrowing
Financial Services Businesses:
Prudential Financial, Inc.:
Long-term fixed and floating rate notes	—	—	—	—	—	—	—
Hybrid notes	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—

The Prudential Insurance Company of America (a):
Surplus notes	989	—	—	—	989	—	989
Long-term fixed and floating rate notes	1,456	586	—	—	2,042	—	2,042
Commercial paper backed by long-term credit agreements	—	—	—	—	—	—	—

Total	2,445	586	—	—	3,031	—	3,031

Long-term debt of other affiliated companies	—	—	—	—	—	523	523

Total long-term debt of Financial Services Businesses	2,445	586	—	—	3,031	523	3,554

Ratio of long-term and short-term corporate debt to capitalization	12.7%

Closed Block Business:
Limited recourse notes of Prudential Holdings, LLC	—	—	—	—	—	1,750	1,750

(a)	Includes Prudential Funding, LLC.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2002
COMBINED STATEMENTS OF OPERATIONS—INSURANCE DIVISION (in millions)

Year-to-date		% Change		2001		2002
2002	2001			3Q	4Q	1Q	2Q	3Q
			Revenues (1):
3,879	3,550	9%	Premiums	1,219	1,279	1,252	1,309	1,318
1,050	1,060	-1%	Policy charges and fee income	355	363	358	350	342
1,165	1,155	1%	Net investment income	375	381	380	386	399
176	176	0%	Commissions, investment management fees, and other income	64	55	56	63	57

6,270	5,941	6%	Total revenues	2,013	2,078	2,046	2,108	2,116

			Benefits and Expenses (1):
3,731	3,410	9%	Insurance and annuity benefits	1,243	1,223	1,199	1,256	1,276
463	461	0%	Interest credited to policyholders' account balances	153	159	147	153	163
(3)	2	-250%	Interest expense	—	(1)	—	(1)	(2)
(624)	(609)	-2%	Deferral of acquisition costs	(197)	(199)	(194)	(218)	(212)
693	588	18%	Amortization of acquisition costs	210	177	173	227	293
1,562	1,615	-3%	General and administrative expenses	522	648	516	524	522

5,822	5,467	6%	Total benefits and expenses	1,931	2,007	1,841	1,941	2,040

448	474	-5%	Adjusted operating income before income taxes	82	71	205	167	76

(1)	Revenues exclude realized investment gains, net of losses. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2002

COMBINING STATEMENTS OF OPERATIONS—INSURANCE DIVISION

(in millions)

	Quarter Ended September 30, 2002
	Total Insurance Division	Individual Life and Annuities	Group Insurance	Property & Casualty Insurance	Individual Life and Annuities
					Individual Life	Individual Annuities
Revenues (1):
Premiums	1,318	123	679	516	109	14
Policy charges and fee income	342	296	46	—	248	48
Net investment income	399	212	147	40	104	108
Commissions, investment management fees, and other income	57	48	10	(1)	34	14

Total revenues	2,116	679	882	555	495	184

Benefits and Expenses (1):
Insurance and annuity benefits	1,276	189	674	413	152	37
Interest credited to policyholders' account balances	163	103	60	—	37	66
Interest expense	(2)	(2)	—	—	(1)	(1)
Deferral of acquisition costs	(212)	(110)	(7)	(95)	(76)	(34)
Amortization of acquisition costs	293	197	1	95	92	105
General and administrative expenses	522	256	124	142	176	80

Total benefits and expenses	2,040	633	852	555	380	253

Adjusted operating income before income taxes	76	46	30	—	115	(69)

	Quarter Ended September 30, 2001
	Total Insurance Division	Individual Life and Annuities	Group Insurance	Property & Casualty Insurance	Individual Life and Annuities
					Individual Life	Individual Annuities
Revenues (1):
Premiums	1,219	83	658	478	71	12
Policy charges and fee income	355	305	50	—	248	57
Net investment income	375	202	134	39	95	107
Commissions, investment management fees, and other income	64	53	6	5	35	18

Total revenues	2,013	643	848	522	449	194

Benefits and Expenses (1):
Insurance and annuity benefits	1,243	194	688	361	166	28
Interest credited to policyholders' account balances	153	96	57	—	33	63
Interest expense	—	—	—	—	—	—
Deferral of acquisition costs	(197)	(98)	(4)	(95)	(74)	(24)
Amortization of acquisition costs	210	111	—	99	60	51
General and administrative expenses	522	256	114	152	188	68

Total benefits and expenses	1,931	559	855	517	373	186

Adjusted operating income before income taxes	82	84	(7)	5	76	8

(1)	Revenues exclude realized investment gains, net of losses. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2002

COMBINING STATEMENTS OF OPERATIONS—INSURANCE DIVISION

(in millions)

	Nine Months Ended September 30, 2002
	Total Insurance Division	Individual Life and Annuities	Group Insurance	Property & Casualty Insurance	Individual Life and Annuities
					Individual Life	Individual Annuities
Revenues (1):
Premiums	3,879	274	2,077	1,528	230	44
Policy charges and fee income	1,050	910	140	—	750	160
Net investment income	1,165	618	430	117	310	308
Commissions, investment management fees, and other income	176	150	24	2	103	47

Total revenues	6,270	1,952	2,671	1,647	1,393	559

Benefits and Expenses (1):
Insurance and annuity benefits	3,731	511	2,034	1,186	409	102
Interest credited to policyholders' account balances	463	292	171	—	106	186
Interest expense	(3)	(2)	(1)	—	(1)	(1)
Deferral of acquisition costs	(624)	(319)	(17)	(288)	(222)	(97)
Amortization of acquisition costs	693	406	(2)	289	208	198
General and administrative expenses	1,562	759	383	420	531	228

Total benefits and expenses	5,822	1,647	2,568	1,607	1,031	616

Adjusted operating income before income taxes	448	305	103	40	362	(57)

	Nine Months Ended September 30, 2001
	Total Insurance Division	Individual Life and Annuities	Group Insurance	Property & Casualty Insurance	Individual Life and Annuities
					Individual Life	Individual Annuities
Revenues (1):
Premiums	3,550	292	1,869	1,389	254	38
Policy charges and fee income	1,060	941	119	—	755	186
Net investment income	1,155	626	407	122	291	335
Commissions, investment management fees, and other income	176	151	17	8	94	57

Total revenues	5,941	2,010	2,412	1,519	1,394	616

Benefits and Expenses(1):
Insurance and annuity benefits	3,410	573	1,872	965	496	77
Interest credited to policyholders' account balances	461	298	163	—	102	196
Interest expense	2	3	(1)	—	1	2
Deferral of acquisition costs	(609)	(301)	(11)	(297)	(227)	(74)
Amortization of acquisition costs	588	290	1	297	177	113
General and administrative expenses	1,615	820	339	456	603	217

Total benefits and expenses	5,467	1,683	2,363	1,421	1,152	531

Adjusted operating income before income taxes	474	327	49	98	242	85

(1)	Revenues exclude realized investment gains, net of losses. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2002

INSURANCE DIVISION—INDIVIDUAL LIFE AND ANNUITIES SALES RESULTS AND ASSETS UNDER MANAGEMENT

(in millions)

Year-to-date			2001		2002
2002	2001		3Q	4Q	1Q	2Q	3Q
		INDIVIDUAL LIFE INSURANCE SALES (1):
120	166	Variable life	46	50	44	41	35
43	8	Universal life	5	4	11	16	16
107	182	Corporate-owned life insurance	117	17	10	76	21
45	32	Term life	11	11	13	15	17

315	388	Total	179	82	78	148	89

		ANNUITY SALES AND ACCOUNT VALUES
		Variable Annuities:
18,689	21,059	Beginning total account value	19,523	17,190	18,689	18,435	16,802
1,119	941	Sales	274	330	374	406	339
(1,770)	(1,808)	Surrenders, withdrawals and exchange redemptions	(552)	(548)	(597)	(627)	(546)
(3,077)	(3,002)	Change in market value, interest credited, and other activity (2)	(2,055)	1,717	(31)	(1,412)	(1,634)

14,961	17,190	Ending total account value	17,190	18,689	18,435	16,802	14,961

(651)	(867)	Net redemptions	(278)	(218)	(223)	(221)	(207)

		Fixed Annuities:
2,975	2,926	Beginning total account value	2,872	2,865	2,975	2,909	3,048
442	89	Sales	32	31	37	181	224
(137)	(172)	Surrenders, withdrawals and exchange redemptions	(48)	(44)	(50)	(45)	(42)
(20)	22	Interest credited and other activity (2)	9	123	(53)	3	30

3,260	2,865	Ending account value	2,865	2,975	2,909	3,048	3,260

305	(83)	Net sales (redemptions)	(16)	(13)	(13)	136	182

		SALES BY DISTRIBUTION CHANNEL
		Life Insurance: (1)
161	167	Prudential Agents	56	51	53	55	53
154	221	Third party distribution	123	31	25	93	36

315	388	Total	179	82	78	148	89

		Variable and Fixed Annuities (3):
1,134	846	Prudential Agents	257	298	337	405	392
342	176	Financial Advisors	46	54	63	158	121
85	8	Third-party distributors	3	9	11	24	50

1,561	1,030	Total	306	361	411	587	563

(1)	Statutory first year premiums and deposits.
(2)
The quarter ended March 31, 2002 includes decreases in policyholder account balances of $45 million for variable annuities and $56 million for fixed annuities due to the distribution of policy credits, subsequently paid out in cash, as demutualization consideration in connection with the Company's demutualization. The quarter ended December 31, 2001 includes increases in policyholder account values of $429 million for variable annuities and $157 million for fixed annuities as a result of policyholder credits issued in connection with the Company's demutualization, as well as a decrease in policyholder account values of $50 million in fixed annuities transferred to the Closed Block Business upon its establishment.

(3)	Amounts represent gross sales.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2002

INSURANCE DIVISION—INDIVIDUAL LIFE AND ANNUITIES SEGMENT ACCOUNT VALUE ACTIVITY

(in millions)

Year-to-date			2001		2002
2002	2001		3Q	4Q	1Q	2Q	3Q
		INDIVIDUAL LIFE INSURANCE:
		Policyholders' Account Balances:
3,826	3,526	Beginning balance	3,628	3,664	3,826	3,924	3,992
676	566	Premiums and deposits	194	206	227	226	223
68	65	Interest credited	20	25	20	23	25
(430)	(505)	Surrenders and withdrawals	(159)	(201)	(135)	(138)	(157)
33	82	Net transfers from separate account	24	7	14	14	5
(59)	(45)	Policy charges	(17)	(14)	(16)	(22)	(21)
(81)	(25)	Benefits and other	(26)	139	(12)	(35)	(34)

4,033	3,664	Ending balance	3,664	3,826	3,924	3,992	4,033

		Separate Account Liabilities:
13,010	13,892	Beginning balance	13,391	12,021	13,010	13,129	12,117
1,294	1,355	Premiums and deposits	491	419	396	468	430
(2,371)	(1,946)	Change in market value and interest credited	(1,418)	1,031	111	(1,097)	(1,385)
(465)	(468)	Surrenders and withdrawals	(117)	(209)	(124)	(132)	(209)
(119)	(97)	Net transfers to general account	(96)	(10)	(38)	(37)	(44)
(621)	(641)	Policy charges	(210)	(223)	(211)	(207)	(203)
(26)	(74)	Benefits and other	(20)	(19)	(15)	(7)	(4)

10,702	12,021	Ending balance	12,021	13,010	13,129	12,117	10,702

		INDIVIDUAL ANNUITIES:
		Account Values in General Account:
6,152	5,677	Beginning balance	5,587	5,566	6,152	5,825	6,093
1,561	1,030	Premiums and deposits	306	361	411	587	563
220	233	Interest credited	76	77	72	71	77
(1,907)	(1,980)	Surrenders and withdrawals	(600)	(592)	(647)	(672)	(588)
728	758	Net transfers (to) from separate account (1)	240	243	(7)	321	414
(5)	(3)	Policy charges	(1)	(2)	(1)	(2)	(2)
(216)	(149)	Benefits and other (2)	(42)	499	(155)	(37)	(24)

6,533	5,566	Ending balance	5,566	6,152	5,825	6,093	6,533

		Account Values in Separate Account:
15,512	18,308	Beginning balance	16,808	14,489	15,512	15,519	13,757
558	717	Premiums and deposits	206	188	183	215	160
(2,954)	(2,894)	Change in market value and interest credited	(2,027)	1,316	51	(1,392)	(1,613)
(1,526)	(1,586)	Surrenders and withdrawals	(481)	(478)	(514)	(543)	(469)
240	111	Net transfers (to) from general account (1)	35	47	338	7	(105)
(142)	(167)	Policy charges	(52)	(50)	(51)	(49)	(42)
—	—	Benefits and other	—	—	—	—	—

11,688	14,489	Ending balance	14,489	15,512	15,519	13,757	11,688

(1)
The quarter ended March 31, 2002 includes $314 million of policyholder credits, issued in connection with the Company's demutualization, applied to customer account balances held in the separate account.

(2)
The quarter ended March 31, 2002 includes a decrease in policyholder account balances of $101 million due to the distribution of policy credits, subsequently paid out in cash, as demutualization consideration in connection with the Company's demutualization. The quarter ended December 31, 2001 includes an increase in policyholder account values of $586 million as a result of policyholder credits issued in connection with the Company's demutualization, as well as a decrease in policyholder account values of $50 million transferred to the Closed Block Business upon its establishment.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2002

INSURANCE DIVISION—DEFERRED POLICY ACQUISITION COSTS

(in millions)

Year-to-date			2001		2002
2002	2001		3Q	4Q	1Q	2Q	3Q
		INDIVIDUAL LIFE INSURANCE:
3,133	3,090	Beginning balance	3,117	3,115	3,133	3,160	3,155
222	227	Capitalization	74	74	66	80	76
(208)	(177)	Amortization—operating results	(60)	(55)	(53)	(63)	(92)
—	—	Amortization—realized investment gains and losses	—	—	—	—	—
(36)	(25)	Impact of unrealized (gains) or losses on AFS securities	(16)	(1)	14	(22)	(28)

3,111	3,115	Ending balance	3,115	3,133	3,160	3,155	3,111

		INDIVIDUAL ANNUITIES:
628	682	Beginning balance	655	612	628	654	598
97	74	Capitalization	24	25	28	35	34
(198)	(113)	Amortization—operating results	(51)	(21)	(23)	(70)	(105)
5	(1)	Amortization—realized investment gains and losses	2	15	1	1	3
(47)	(30)	Impact of unrealized (gains) or losses on AFS securities	(18)	(3)	20	(22)	(45)

485	612	Ending balance	612	628	654	598	485

		GROUP INSURANCE (1):
26	12	Beginning balance	18	22	26	31	39
17	11	Capitalization	4	7	2	8	7
2	(1)	Amortization—operating results	—	(3)	3	—	(1)
—	—	Amortization—realized investment gains and losses	—	—	—	—	—
—	—	Impact of unrealized losses on AFS securities	—	—	—	—	—

45	22	Ending balance	22	26	31	39	45

		PROPERTY & CASUALTY INSURANCE:
132	137	Beginning balance	141	137	132	130	131
288	297	Capitalization	95	93	98	95	95
(289)	(297)	Amortization—operating results	(99)	(98)	(100)	(94)	(95)
—	—	Amortization—realized investment gains and losses	—	—	—	—	—
—	—	Impact of unrealized losses on AFS securities	—	—	—	—	—

131	137	Ending balance	137	132	130	131	131

		TOTAL INSURANCE DIVISION:
3,919	3,921	Beginning balance	3,931	3,886	3,919	3,975	3,923
624	609	Capitalization	197	199	194	218	212
(693)	(588)	Amortization—operating results	(210)	(177)	(173)	(227)	(293)
5	(1)	Amortization—realized investment gains and losses	2	15	1	1	3
(83)	(55)	Impact of unrealized (gains) or losses on AFS securities	(34)	(4)	34	(44)	(73)

3,772	3,886	Ending balance	3,886	3,919	3,975	3,923	3,772

(1)	Represents long-term care products.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2002

INSURANCE DIVISION—SUPPLEMENTARY INFORMATION FOR INDIVIDUAL LIFE INSURANCE

(dollar amounts in millions)

Year-to-date			2001		2002
2002	2001		3Q	4Q	1Q	2Q	3Q
		Individual Life Insurance:
		Policy Surrender Experience:
495	461	Cash value of surrenders	132	176	162	148	185
4.1%	3.7%	Cash value of surrenders as a percentage of mean future policy benefits, policyholders' account balances, and separate account balances	3.2%	4.4%	3.9%	3.6%	4.7%

		Death claims per $1,000 of in-force: (1)
2.00	2.14	Variable and universal life	2.53	2.01	2.06	2.06	1.85
1.63	1.71	Term life	2.78	0.86	1.43	1.56	1.92
1.93	2.02	Total, Individual Life Insurance	2.61	1.65	1.87	1.94	1.96

(1)	Annualized, for interim reporting periods.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2002

INSURANCE DIVISION—SUPPLEMENTARY INFORMATION FOR GROUP INSURANCE

(dollar amounts in millions)

Year-to-date			2001		2002
2002	2001		3Q	4Q	1Q	2Q	3Q
		GROUP INSURANCE NEW ANNUALIZED PREMIUMS:
225	385	Group life	64	50	162	27	36
111	122	Group disability (1)	33	17	53	33	25

336	507	Total	97	67	215	60	61

		Future Policy Benefits (2):
		Group life	1,623	1,664	1,617	1,609	1,580
		Group disability (1)	98	103	137	138	148

		Total	1,721	1,767	1,754	1,747	1,728

		Policyholders' Account Balances (2):
		Group life	3,764	3,805	3,928	4,238	4,512
		Group disability (1)	57	61	58	63	68

		Total	3,821	3,866	3,986	4,301	4,580

		Separate Account Liabilities (2):
		Group life	7,246	7,634	8,097	7,745	7,260
		Group disability (1)	—	—	—	—	—

		Total	7,246	7,634	8,097	7,745	7,260

		Group Life Insurance:
1,985	1,798	Gross premiums, policy charges and fee income (3)	637	641	667	664	654
1,781	1,609	Earned premiums, policy charges and fee income	579	551	603	600	578
92.6%	93.9%	Benefits ratio	96.6%	88.6%	91.8%	92.8%	93.3%
10.0%	9.6%	Administrative operating expense ratio	8.8%	11.2%	10.0%	10.2%	9.6%
		Persistency ratio	97.9%	97.4%	97.2%	96.1%	95.2%

		Group Disability Insurance (1):
452	401	Gross premiums, policy charges and fee income (3)	141	142	150	149	153
436	379	Earned premiums, policy charges and fee income	129	137	143	146	147
88.1%	95.3%	Benefits ratio	99.2%	94.9%	84.6%	87.7%	91.8%
22.4%	22.9%	Administrative operating expense ratio	22.0%	25.4%	22.7%	22.8%	21.6%
		Persistency ratio	89.4%	88.8%	94.7%	93.0%	90.1%

(1)	Group disability amounts include long-term care products.
(2)	As of end of period.
(3)	Before returns of premiums to participating policyholders for favorable claims experience.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2002

INSURANCE DIVISION—SUPPLEMENTARY INFORMATION FOR PROPERTY AND CASUALTY INSURANCE

(dollar amounts in millions)

Year-to-date			2001		2002
2002	2001		3Q	4Q	1Q	2Q	3Q
		Earned premium:
1,156	1,030	Automobile	356	373	372	394	390
347	334	Homeowners'	113	114	113	116	118
25	25	Other	9	8	8	9	8

1,528	1,389	Total earned premium	478	495	493	519	516

		Loss ratio (1) (2):
76.5%	66.9%	Automobile	69.1%	81.0%	75.8%	75.1%	78.6%
81.8%	79.1%	Homeowners'	97.3%	69.0%	72.1%	87.8%	85.3%
78.0%	69.5%	Overall	75.6%	74.5%	74.8%	78.3%	80.6%

		Expense ratio (1) (3):
28.0%	31.2%	Automobile	30.3%	29.5%	28.5%	27.2%	28.3%
32.0%	36.8%	Homeowners'	34.3%	35.9%	35.3%	31.7%	30.0%
28.9%	32.5%	Overall	31.3%	31.0%	29.8%	28.2%	28.7%

		Combined ratio (4):
104.5%	98.1%	Automobile	99.4%	110.5%	104.3%	102.3%	106.9%
113.8%	115.9%	Homeowners'	131.6%	104.9%	107.4%	119.5%	115.3%
106.9%	102.0%	Overall	106.9%	105.5%	104.6%	106.5%	109.3%

20.7	37.8	Current accident year catastrophe losses (5)	12.8	4.2	4.2	8.0	8.5
1.4%	2.7%	Effect of current accident year catastrophic losses on combined ratio	2.7%	0.9%	0.9%	1.5%	1.7%

		Accident year combined ratio (6)	106.9%	107.0%	105.0%	107.1%	106.9%

(1)	Based on statutory data.
(2)	Represents ratio of incurred losses and loss adjustment expenses to net earned premium.
(3)	Represents ratio of operating expenses to net written premium.
(4)	Represents the sum of loss ratio and expense ratio above.
(5)
Represents losses and loss adjustment expenses attributable to catastrophes that are included in the combined ratio. We classify catastrophes as those events that are declared catastrophes by Property Claims Services, which is an industry organization that declares and tracks all property-related catastrophes causing insured property damage in the United States.

(6)
Accident year combined ratios for annual periods reflect the combined ratios for accidents that occur in the indicated calendar year, restated to reflect subsequent changes in loss estimates for those claims based on cumulative loss data through the most recent balance sheet date. Accident year combined ratios for interim periods reflect the combined ratios for policies written in those periods, based on cumulative loss data through the respective balance sheet date of the indicated year. These ratios reflect any recoveries from stop-loss reinsurance contracts during the indicated periods.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2002

COMBINED STATEMENTS OF OPERATIONS—INVESTMENT DIVISION

(in millions)

Year-to-date		% Change		2001		2002
2002	2001			3Q	4Q	1Q	2Q	3Q
			Revenues (1):
39	13	200%	Premiums	(8)	7	8	21	10
53	57	-7%	Policy charges and fee income	18	23	19	19	15
1,735	1,890	-8%	Net investment income	611	594	563	602	570
2,734	2,937	-7%	Commissions, investment management fees, and other income	927	957	937	931	866

4,561	4,897	-7%	Total revenues	1,548	1,581	1,527	1,573	1,461

			Benefits and Expenses (1):
648	693	-6%	Insurance and annuity benefits	231	220	197	231	220
728	727	0%	Interest credited to policyholders' account balances	250	250	243	238	247
12	25	-52%	Interest expense	8	7	3	5	4
(36)	(48)	25%	Deferral of acquisition costs	(12)	(12)	(14)	(14)	(8)
69	66	5%	Amortization of acquisition costs	22	20	21	27	21
1,802	2,068	-13%	Securities operations non-interest expenses	653	661	607	619	576
1,098	1,208	-9%	General and administrative expenses	397	429	370	377	351

4,321	4,739	-9%	Total benefits and expenses	1,549	1,575	1,427	1,483	1,411

240	158	52%	Adjusted operating income before income taxes	(1)	6	100	90	50

(1)	Revenues exclude realized investment gains, net of losses. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2002

COMBINING STATEMENTS OF OPERATIONS—INVESTMENT DIVISION

(in millions)

	Quarter Ended September 30, 2002
	Total Investment Division	Investment Management	Financial Advisory	Retirement	Other Asset Management
Revenues (1):
Premiums	10	—	—	10	—
Policy charges and fee income	15	—	—	15	—
Net investment income	570	7	38	515	10
Commissions, investment management fees, and other income	866	286	531	35	14

Total revenues	1,461	293	569	575	24

Benefits and Expenses (1):
Insurance and annuity benefits	220	—	—	220	—
Interest credited to policyholders' account balances	247	—	—	247	—
Interest expense	4	1	—	—	3
Deferral of acquisition costs	(8)	(5)	—	(3)	—
Amortization of acquisition costs	21	19	—	2	—
Securities operations non-interest expenses	576	—	576	—	—
General and administrative expenses	351	249	9	85	8

Total benefits and expenses	1,411	264	585	551	11

Adjusted operating income before income taxes	50	29	(16)	24	13

	Quarter Ended September 30, 2001
	Total Investment Division	Investment Management	Financial Advisory	Retirement	Other Asset Management
Revenues (1):
Premiums	(8)	—	—	(8)	—
Policy charges and fee income	18	—	—	18	—
Net investment income	611	7	63	529	12
Commissions, investment management fees, and other income	927	332	550	36	9

Total revenues	1,548	339	613	575	21

Benefits and Expenses (1):
Insurance and annuity benefits	231	—	—	231	—
Interest credited to policyholders' account balances	250	—	—	250	—
Interest expense	8	3	—	3	2
Deferral of acquisition costs	(12)	(9)	—	(3)	—
Amortization of acquisition costs	22	20	—	2	—
Securities operations non-interest expenses	653	—	653	—	—
General and administrative expenses	397	284	8	96	9

Total benefits and expenses	1,549	298	661	579	11

Adjusted operating income before income taxes	(1)	41	(48)	(4)	10

(1)	Revenues exclude realized investment gains, net of losses. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2002

COMBINING STATEMENTS OF OPERATIONS—INVESTMENT DIVISION

(in millions)

	Nine Months Ended September 30, 2002
	Total Investment Division	Investment Management	Financial Advisory	Retirement	Other Asset Management
Revenues (1):
Premiums	39	—	—	39	—
Policy charges and fee income	53	—	—	53	—
Net investment income	1,735	20	131	1,559	25
Commissions, investment management fees, and other income	2,734	906	1,674	105	49

Total revenues	4,561	926	1,805	1,756	74

Benefits and Expenses (1):
Insurance and annuity benefits	648	—	—	648	—
Interest credited to policyholders’ account balances	728	—	—	728	—
Interest expense	12	4	—	3	5
Deferral of acquisition costs	(36)	(27)	—	(9)	—
Amortization of acquisition costs	69	56	—	13	—
Securities operations non-interest expenses	1,802	—	1,802	—	—
General and administrative expenses	1,098	781	24	265	28

Total benefits and expenses	4,321	814	1,826	1,648	33

Adjusted operating income before income taxes	240	112	(21)	108	41

	Nine Months Ended September 30, 2001
	Total Investment Division	Investment Management	Financial Advisory	Retirement	Other Asset Management
Revenues (1):
Premiums	13	—	—	13	—
Policy charges and fee income	57	—	—	57	—
Net investment income	1,890	26	193	1,636	35
Commissions, investment management fees, and other income	2,937	996	1,796	113	32

Total revenues	4,897	1,022	1,989	1,819	67

Benefits and Expenses (1):
Insurance and annuity benefits	693	—	—	693	—
Interest credited to policyholders’ account balances	727	—	—	727	—
Interest expense	25	10	—	10	5
Deferral of acquisition costs	(48)	(39)	—	(9)	—
Amortization of acquisition costs	66	58	—	8	—
Securities operations non-interest expenses	2,068	—	2,068	—	—
General and administrative expenses	1,208	871	26	285	26

Total benefits and expenses	4,739	900	2,094	1,714	31

Adjusted operating income before income taxes	158	122	(105)	105	36

(1)	Revenues exclude realized investment gains, net of losses. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2002

INVESTMENT DIVISION—SUPPLEMENTARY REVENUE INFORMATION FOR INVESTMENT MANAGEMENT AND FINANCIAL ADVISORY SEGMENTS

(dollar amounts in millions unless otherwise noted)

Year-to-date		%		2001		2002
2002	2001	Change		3Q	4Q	1Q	2Q	3Q
			Investment Management Segment:
			Analysis of revenues by source:
			Investment Management and Advisory Services:
140	159	-12%	Retail customers	52	51	49	48	43
250	287	-13%	Institutional customers	91	96	84	87	79
162	165	-2%	General account	59	62	54	57	51

552	611	-10%	Subtotal	202	209	187	192	173
374	411	-9%	Mutual Fund revenues (1)	137	126	130	124	120

926	1,022	-9%	Total Investment Management segment revenues	339	335	317	316	293

			Analysis of commissions, investment management fees and other revenues by type:
			Investment Management and Advisory Services:
514	557	-8%	Asset-based fees	186	184	176	178	160
20	31	-35%	Transaction-based and other revenues	10	9	5	8	7

534	588	-9%	Subtotal	196	193	181	186	167
372	408	-9%	Mutual Fund revenues (1)	136	126	130	123	119

906	996	-9%	Total	332	319	311	309	286

			Financial Advisory Segment:
			Non-Interest Revenues:
991	1,059	-6%	Commissions	311	361	334	342	315
571	573	0%	Fees	193	171	193	194	184
112	164	-32%	Other non-interest revenues	46	45	44	36	32

1,674	1,796	-7%	Total non-interest revenues	550	577	571	572	531

			Recurring revenue as a percentage of total non-interest revenue (2)	37.4%	36.7%	37.4%	38.5%	38.6%
3.00	4.59		Average customer margin lending balances ($ in billions)	4.20	3.47	3.26	3.10	2.60

(1)	Represents mutual fund revenues other than asset management fees paid to affiliates, which are included in appropriate categories above.
(2)	Calculated on a trailing 12 month basis excluding Consumer Banking and Equity Securities sales and trading revenue.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2002

INVESTMENT DIVISION—ASSETS UNDER MANAGEMENT FOR INVESTMENT MANAGEMENT AND ADVISORY SERVICES OPERATIONS

(in billions)

	September 30, 2002
	Equity	Fixed Income	Real Estate	Total
Retail customers (1)	30.6	46.6	0.1	77.3
Institutional customers (1)	23.6	46.1	10.1	79.8
General account (1)	2.2	116.0	1.3	119.5

Total	56.4	208.7	11.5	276.6

	September 30, 2001
	Equity	Fixed Income	Real Estate	Total
Retail customers	39.7	53.1	—	92.8
Institutional customers	35.2	39.6	10.1	84.9
General account	2.2	106.4	1.5	110.1

Total	77.1	199.1	11.6	287.8

Year-to-date			2001		2002
2002	2001		3Q	4Q	1Q	2Q	3Q
		Institutional Assets Under Management: (1)
		Assets gathered by Investment Management & Advisory Services sales force: (2)
67.9	74.5	Beginning assets under management	70.4	65.3	67.9	62.6	60.2
8.8	9.5	Additions to managed portfolio	2.4	4.2	3.0	2.9	2.9
(14.0)	(12.2)	Withdrawals	(4.2)	(5.6)	(8.4)	(2.5)	(3.1)
(4.3)	(6.5)	Change in market value	(3.3)	3.9	0.1	(2.4)	(2.0)
2.5	—	Net money market flows	—	0.1	4.0	(0.4)	(1.1)
(4.0)	—	Other (2)	—	—	(4.0)	—	—

56.9	65.3	Ending assets under management	65.3	67.9	62.6	60.2	56.9
22.9	19.6	Other institutional assets under management (2)	19.6	21.2	23.6	23.3	22.9

79.8	84.9	Total assets managed for institutional customers at end of period	84.9	89.1	86.2	83.5	79.8

(1)
Reflects reclassification of amounts by client category as of January 1, 2002, based on internal management criteria, which reduced the amount attributed to retail customers by $3.3 billion and increased the amounts attributed to institutional customers and the general account by $2.8 billion and $0.5 billion, respectively.

(2)
Reflects reclassification of amounts by asset gatherer category as of January 1, 2002, based on internal management criteria, which reduced the amount attributed to assets gathered by Investment Management & Advisory Services sales force and increased the amount attributed to other institutional assets under management by $4.0 billion.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2002

INVESTMENT DIVISION—MUTUAL FUNDS AND WRAP-FEE PRODUCTS SALES RESULTS AND ASSETS UNDER MANAGEMENT

(in millions)

Year-to-date			2001		2002
2002	2001		3Q	4Q	1Q	2Q	3Q
		MUTUAL FUNDS AND WRAP-FEE PRODUCTS SALES AND ASSETS UNDER MANAGEMENT
		Mutual Funds:
57,809	57,764	Beginning total mutual funds assets	59,618	56,951	57,809	56,743	52,459
3,520	4,337	Sales (other than money market)	907	936	914	1,460	1,146
(3,714)	(3,415)	Redemptions (other than money market)	(1,110)	(1,282)	(1,116)	(1,339)	(1,259)
(5,038)	(4,038)	Reinvestment of distributions and change in market value	(3,840)	2,144	32	(2,450)	(2,620)
(3,938)	2,303	Net money market sales	1,376	(940)	(896)	(1,955)	(1,087)

48,639	56,951	Ending total mutual funds assets	56,951	57,809	56,743	52,459	48,639

(194)	922	Net Mutual Funds sales (redemptions) other than money market	(203)	(346)	(202)	121	(113)

		Wrap-fee Products: (1)
17,955	19,621	Beginning total wrap-fee product assets	18,714	16,141	17,955	18,192	16,676
4,766	5,889	Sales	1,626	1,563	1,667	1,876	1,223
(4,419)	(4,718)	Redemptions	(1,462)	(1,342)	(1,361)	(1,618)	(1,440)
(3,919)	(4,651)	Reinvestment of distributions and change in market value	(2,737)	1,593	(69)	(1,774)	(2,076)

14,383	16,141	Ending total wrap-fee product assets	16,141	17,955	18,192	16,676	14,383
15,424	15,366	Other managed accounts at end of period (2)	15,366	17,575	18,006	16,827	15,424

29,807	31,507	Total wrap-fee products and other managed accounts at end of period	31,507	35,530	36,198	33,503	29,807

347	1,171	Net wrap-fee product sales (1)	164	221	306	258	(217)

		MUTUAL FUNDS AND WRAP-FEE PRODUCTS GROSS SALES BY DISTRIBUTION CHANNEL
		Mutual funds, excluding wrap-fee products (3):
421	593	Prudential Agents	161	150	156	158	107
914	1,302	Financial Advisors	298	300	339	407	168
2,143	2,372	Third-party distributors	457	479	387	890	866
42	70	Other	(9)	7	32	5	5

3,520	4,337	Total	907	936	914	1,460	1,146

		Wrap-fee products: (1)
351	323	Prudential Agents	104	101	115	132	104
4,113	5,433	Financial Advisors	1,488	1,404	1,483	1,615	1,015
302	133	Third-party distributors	34	58	69	129	104

4,766	5,889	Total	1,626	1,563	1,667	1,876	1,223

(1)	Excludes other managed accounts.
(2)	Includes amounts under both management and administration for certain Prudential Securities programs and unit investment trusts.
(3)	Other than money market.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2002

INVESTMENT DIVISION—RETIREMENT SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2001		2002
2002	2001		3Q	4Q	1Q	2Q	3Q
		RETIREMENT SALES AND ACCOUNT VALUES
		Defined Contribution:
24,640	26,046	Beginning total account value	25,319	22,710	24,640	25,337	24,036
2,773	2,907	Sales	729	782	1,010	904	859
(2,342)	(2,784)	Withdrawals	(728)	(638)	(817)	(755)	(770)
(3,160)	(3,459)	Change in market value and interest credited (1)	(2,610)	1,786	504	(1,450)	(2,214)

21,911	22,710	Ending total account value	22,710	24,640	25,337	24,036	21,911

431	123	Net sales	1	144	193	149	89

		Asset management of ending total account value:
		Proprietary	16,501	17,665	18,107	17,075	15,752
		Non-proprietary	6,209	6,975	7,230	6,961	6,159

		Total	22,710	24,640	25,337	24,036	21,911

		Guaranteed Products:
39,825	41,577	Beginning total account value	39,920	39,008	39,825	39,400	39,172
1,056	1,866	Sales	285	433	259	506	291
(2,632)	(3,569)	Withdrawals and benefits	(1,123)	(803)	(864)	(993)	(775)
1,303	1,360	Change in market value and interest income	388	838	355	395	553
(905)	(2,226)	Other (2)	(462)	349	(175)	(136)	(594)

38,647	39,008	Ending total account value	39,008	39,825	39,400	39,172	38,647

(1,576)	(1,703)	Net withdrawals	(838)	(370)	(605)	(487)	(484)

		Product composition of ending total account value:
		Spread-lending products	18,841	18,887	18,915	18,869	18,702
		Fee-based products	20,167	20,938	20,485	20,303	19,945

		Total	39,008	39,825	39,400	39,172	38,647

(1)
Includes increases to account values of $352 million in the nine months ended September 30, 2002, $4 million in the quarter ended September 30, 2002, $247 million in the quarter ended June 30, 2002 and $101 million in the quarter ended March 31, 2002, added to customer accounts due to common stock received as demutualization consideration. The quarter ended March 31, 2002 also includes $448 million added to customer accounts from the inclusion of amounts now reflected in this segment. The quarter ended December 31, 2001 includes an increase in account values of $433 million as a result of policyholder credits issued in connection with the Company's demutualization.

(2)
Represents changes in asset balances for externally managed accounts. In addition, the quarter ended December 31, 2001 includes an increase in account values of $181 million representing cumulative conversions of client account balances to products currently included in this division as well as $2 million of policyholder credits issued in connection with the Company's demutualization.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2002

COMBINED STATEMENTS OF OPERATIONS—INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION

(in millions)

Year-to-date		% Change		2001		2002
2002	2001			3Q	4Q	1Q	2Q	3Q
			Revenues (1):
3,083	2,291	35%	Premiums	1,020	1,046	1,016	1,006	1,061
152	237	-36%	Policy charges and fee income	102	70	57	49	46
548	349	57%	Net investment income	170	162	164	185	199
402	396	2%	Commissions, investment management fees, and other income	118	143	149	142	111

4,185	3,273	28%	Total revenues	1,410	1,421	1,386	1,382	1,417

			Benefits and Expenses (1):
2,412	1,833	32%	Insurance and annuity benefits	794	841	783	799	830
72	47	53%	Interest credited to policyholders' account balances	28	25	24	24	24
—	6	-100%	Interest expense	2	(2)	—	—	—
(460)	(390)	-18%	Deferral of acquisition costs	(133)	(149)	(151)	(147)	(162)
174	117	49%	Amortization of acquisition costs	44	47	65	44	65
340	383	-11%	Securities operations non-interest expenses	125	147	114	119	107
1,091	879	24%	General and administrative expenses	370	387	351	367	373

3,629	2,875	26%	Total benefits and expenses	1,230	1,296	1,186	1,206	1,237

556	398	40%	Adjusted operating income before income taxes	180	125	200	176	180

(1)	Revenues exclude realized investment gains, net of losses. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2002

COMBINING STATEMENTS OF OPERATIONS—INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION

(in millions)

	Nine Months Ended September 30, 2002				Quarter Ended September 30, 2002
	Total International Insurance & Investments Division	International Insurance excl.Gibraltar Life	International Insurance— Gibraltar Life (2)	International Securities and Investments	Total International Insurance & Investments Division	International Insurance excl.Gibraltar Life	International Insurance— Gibraltar Life (2)	International Securities and Investments
Revenues (1):
Premiums	3,083	1,532	1,551	—	1,061	551	510	—
Policy charges and fee income	152	78	74	—	46	28	18	—
Net investment income	548	134	373	41	199	48	138	13
Commissions, investment management fees, and other income	402	9	33	360	111	(5)	(1)	117

Total revenues	4,185	1,753	2,031	401	1,417	622	665	130

Benefits and Expenses (1):
Insurance and annuity benefits	2,412	1,138	1,274	—	830	408	422	—
Interest credited to policyholders' account balances	72	5	67	—	24	2	22	—
Interest expense	—	3	(3)	—	—	1	(1)	—
Deferral of acquisition costs	(460)	(339)	(121)	—	(162)	(115)	(47)	—
Amortization of acquisition costs	174	158	15	1	65	58	6	1
Securities operations non-interest expenses	340	—	—	340	107	—	—	107
General and administrative expenses	1,091	518	492	81	373	184	161	28

Total benefits and expenses	3,629	1,483	1,724	422	1,237	538	563	136

Adjusted operating income before income taxes	556	270	307	(21)	180	84	102	(6)

	Nine Months Ended September 30, 2001				Quarter Ended September 30, 2001
	Total International Insurance & Investments Division	International Insurance excl.Gibraltar Life	International Insurance— Gibraltar Life (2)	International Securities and Investments	Total International Insurance & Investments Division	International Insurance excl.Gibraltar Life	International Insurance— Gibraltar Life (2)	International Securities and Investments
Revenues (1):
Premiums	2,291	1,351	940	—	1,020	458	562	—
Policy charges and fee income	237	71	166	—	102	25	77	—
Net investment income	349	105	197	47	170	37	117	16
Commissions, investment management fees, and other income	396	28	2	366	118	8	1	109

Total revenues	3,273	1,555	1,305	413	1,410	528	757	125

Benefits and Expenses (1):
Insurance and annuity benefits	1,833	1,019	814	—	794	345	449	—
Interest credited to policyholders' account balances	47	3	44	—	28	1	27	—
Interest expense	6	5	1	—	2	1	1	—
Deferral of acquisition costs	(390)	(346)	(44)	—	(133)	(113)	(20)	—
Amortization of acquisition costs	117	113	3	1	44	40	3	1
Securities operations non-interest expenses	383	—	—	383	125	—	—	125
General and administrative expenses	879	507	302	70	370	178	171	21

Total benefits and expenses	2,875	1,301	1,120	454	1,230	452	631	147

Adjusted operating income before income taxes	398	254	185	(41)	180	76	126	(22)

(1)	Revenues exclude realized investment gains, net of losses. Benefits and expenses exclude charges related to realized investment gains, net of losses.
(2)	Results of Gibraltar Life are included from April 2, 2001, the date of reorganization, through August 31, 2002.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2002

INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION—SALES RESULTS AND SUPPLEMENTARY INFORMATION
(dollar amounts in millions unless otherwise noted)

Year-to-date			2001		2002
2002	2001		3Q	4Q	1Q	2Q	3Q
		INTERNATIONAL INSURANCE OPERATING DATA:

		Actual exchange rate basis (1):
		Net premiums, policy charges and fee income:
1,193	1,131	Japan, excluding Gibraltar Life	376	395	395	374	424
1,625	1,106	Gibraltar Life (2)	639	604	558	539	528
417	291	All other countries	107	117	120	142	155

3,235	2,528	Total	1,122	1,116	1,073	1,055	1,107

		Annualized new business premiums:
223	283	Japan, excluding Gibraltar Life	77	87	77	67	79
170	54	Gibraltar Life (2)	44	56	49	59	62
148	159	All other countries	51	53	53	51	44

541	496	Total	172	196	179	177	185

		Constant exchange rate basis (3):
		Net premiums, policy charges and fee income:
1,237	1,125	Japan, excluding Gibraltar Life	376	401	431	389	417
1,699	1,117	Gibraltar Life (2)	645	602	603	575	521
416	289	All other countries	106	119	124	143	149

3,352	2,531	Total	1,127	1,122	1,158	1,107	1,087

		Annualized new business premiums:
231	281	Japan, excluding Gibraltar Life	77	89	84	69	78
178	54	Gibraltar Life (2)	44	56	53	63	62
147	159	All other countries	51	53	55	49	43

556	494	Total	172	198	192	181	183

		Face amount of individual policies in force at end of period (in billions):
		Japan, excluding Gibraltar Life	124	127	130	133	135
		Gibraltar Life (2)	244	232	224	217	212
		All other countries	34	38	41	42	45

		Total	402	397	395	392	392

		Number of individual policies in force at end of period (in thousands):
		Japan, excluding Gibraltar Life	918	946	973	990	1,011
		Gibraltar Life (2)	5,047	4,911	4,787	4,666	4,602
		All other countries	492	536	571	609	643

		Total	6,457	6,393	6,331	6,265	6,256

(1)	Translated based on applicable average exchange rate for the period shown.
(2)	Results of Gibraltar Life are included from April 2, 2001, the date of reorganization, through August 31,2002.
(3)	Translated based on average exchange rates for the year ended December 31, 2001.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2002

INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION—SALES RESULTS AND SUPPLEMENTARY INFORMATION

(dollar amounts in millions unless otherwise noted)

	2001		2002
	3Q	4Q	1Q	2Q	3Q
International insurance policy persistency (1):
13 months	93.1%	93.2%	93.4%	93.8%	93.2%
25 months	88.9%	88.1%	87.8%	86.9%	86.4%
Number of Life Planners at end of period (2):
Japan	1,944	1,992	1,994	1,985	2,055
All other countries	2,055	2,112	2,104	2,222	2,298

Total	3,999	4,104	4,098	4,207	4,353

Number of International Retail Financial Advisors at end of period	646	633	632	634	618
Assets managed or administered for customers outside of the United States at end of period	62,642	64,280	63,595	66,921	70,222

(1)	Excluding Gibraltar Life.
(2)	Excluding Gibraltar Life Advisors.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2002

INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	September 30, 2002				December 31, 2001
	Consolidated Portfolio (1)	Closed Block Business	Financial Services Businesses		Consolidated Portfolio (1)	Closed Block Business	Financial Services Businesses
			Amount	% of Total			Amount	% of Total
Fixed maturities:
Public available for sale, at fair value	89,868	30,088	59,780	58.5%	77,807	26,634	51,173	54.5%
Public held to maturity, at amortized cost	2,328	—	2,328	2.3%	318	—	318	0.3%
Private available for sale, at fair value	31,778	14,783	16,995	16.7%	32,040	14,428	17,612	18.8%
Private held to maturity, at amortized cost	45	—	45	0.1%	53	—	53	0.1%
Trading account assets, at fair value	138	—	138	0.1%	112	—	112	0.1%
Equity securities, at fair value	2,936	1,240	1,696	1.7%	2,259	584	1,675	1.8%
Commercial loans	18,788	6,788	12,000	11.8%	19,176	6,106	13,070	13.9%
Other long-term investments (2)	4,946	1,095	3,851	3.8%	5,095	1,082	4,013	4.3%
Policy loans, at outstanding balance	8,753	5,717	3,036	3.0%	8,570	5,758	2,812	3.0%
Short term investments, at amortized cost	3,640	1,558	2,082	2.0%	4,854	1,882	2,972	3.2%

Subtotal	163,220	61,269	101,951	100.0%	150,284	56,474	93,810	100.0%

Invested assets of other entities and operations (3)	16,416	—	16,416		15,550	—	15,550

Total invested assets	179,636	61,269	118,367		165,834	56,474	109,360

Fixed Maturities by Credit Quality(1):
		September 30, 2002			December 31, 2001
		Financial Services Businesses			Financial Services Businesses
		Amortized Cost	% of Total	Estimated Fair Value	Amortized Cost	% of Total	Estimated Fair Value
Public Fixed Maturities:
NAIC Rating (4)	Rating Agency Equivalent
1	Aaa, Aa, A	45,310	76.4%	47,832	36,706	72.6%	37,502
2	Baa	11,282	19.0%	11,674	11,286	22.3%	11,484
3	Ba	1,775	3.0%	1,746	1,501	3.0%	1,518
4	B	602	1.0%	547	683	1.4%	646
5	C and lower	62	0.1%	53	112	0.2%	116
6	In or near default	268	0.5%	261	246	0.5%	241

	Total	59,299	100.0%	62,113	50,534	100.0%	51,507

Private Fixed Maturities:
NAIC Rating (4)	Rating Agency Equivalent
1	Aaa, Aa, A	4,940	30.9%	5,422	5,982	35.1%	6,337
2	Baa	7,822	48.8%	8,402	8,148	47.8%	8,399
3	Ba	1,720	10.8%	1,759	1,487	8.7%	1,529
4	B	747	4.7%	698	917	5.4%	883
5	C and lower	515	3.2%	494	390	2.3%	401
6	In or near default	249	1.6%	267	112	0.7%	121

	Total	15,993	100.0%	17,042	17,036	100.0%	17,670

(1)
Excludes investments of securities brokerage, securities trading, banking operations, assets of our asset management operations managed for third parties, and separate account assets for which the customer assumes risks of ownership.

(2)
Other long-term investments consist of real estate and non-real estate related investments in joint ventures and partnerships, investment real estate held through direct ownership, our interest in separate account investments and other miscellaneous investments.

(3)
Includes invested assets of securities brokerage, securities trading, and banking operations. Excludes assets of our asset management operations managed for third parties, and separate account assets for which the customer assumes risks of ownership.

(4)	Fixed maturity securities designated as NAIC 6 include securities that are not rated.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2002

FINANCIAL SERVICES BUSINESSES INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	September 30, 2002		December 31, 2001
	Amount	% of Total	Amount	% of Total
Japanese Insurance Operations:
Fixed maturities:
Public available for sale, at fair value	25,236	73.5%	20,883	73.8%
Public held to maturity, at amortized cost	2,328	6.8%	318	1.1%
Private available for sale, at fair value	353	1.0%	98	0.4%
Private held to maturity, at amortized cost	45	0.1%	53	0.2%
Trading account assets, at fair value	99	0.3%	74	0.3%
Equity securities, at fair value	1,038	3.0%	1,032	3.6%
Commercial loans	3,519	10.2%	4,255	15.0%
Other long-term investments (2)	1,061	3.1%	1,001	3.5%
Policy loans, at outstanding balance	672	2.0%	605	2.1%
Short term investments, at amortized cost	3	0.0%	2	0.0%

Total	34,354	100.0%	28,321	100.0%

	September 30, 2002		December 31, 2001
	Amount	% of Total	Amount	% of Total
Financial Services Businesses excluding Japanese Insurance Operations (1):
Fixed maturities:
Public available for sale, at fair value	34,544	51.1%	30,290	46.2%
Public held to maturity, at amortized cost	—	0.0%	—	0.0%
Private available for sale, at fair value	16,642	24.6%	17,514	26.7%
Private held to maturity, at amortized cost	—	0.0%	—	0.0%
Trading account assets, at fair value	39	0.1%	38	0.1%
Equity securities, at fair value	658	1.0%	643	1.0%
Commercial loans	8,481	12.5%	8,815	13.5%
Other long-term investments (2)	2,790	4.1%	3,012	4.6%
Policy loans, at outstanding balance	2,364	3.5%	2,207	3.4%
Short term investments, at amortized cost	2,079	3.1%	2,970	4.5%

Total	67,597	100.0%	65,489	100.0%

(1)
Excludes investments of securities brokerage, securities trading, banking operations, assets of our asset management operations managed for third parties, and separate account assets for which the customer assumes risks of ownership.

(2)
Other long-term investments consist of real estate and non-real estate related investments in joint ventures and partnerships, investment real estate held through direct ownership, our interest in separate account investments and other miscellaneous investments.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2002

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS

(in millions)

	Quarter Ended September 30
	2002			2001
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield(3)	Amount		Yield(3)	Amount
Financial Services Businesses (1):
Fixed maturities	5.12%	944	(119)	5.57%	928	(262)
Equity securities	4.13%	20	(12)	0.59%	5	(113)
Commercial loans	6.75%	209	4	6.52%	210	8
Policy loans	5.89%	44	—	5.48%	42	—
Short-term investments and cash equivalents	2.14%	47	3	2.12%	54	(1)
Other investments	5.72%	59	5	5.21%	51	54

Gross investment income before investment expenses	5.10%	1,323	(119)	5.16%	1,290	(314)
Investment expenses	-0.25%	(64)	—	-0.31%	(77)	—

Subtotal	4.85%	1,259	(119)	4.85%	1,213	(314)

Investment results of other entities and operations (2)		69	1		74	(2)
Less amount relating to divested businesses		(1)	—		1	—

Total		1,327	(118)		1,288	(316)

	Nine Months Ended September 30
	2002			2001
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield(3)	Amount		Yield(3)	Amount
Financial Services Businesses (1):
Fixed maturities	5.26%	2,767	(313)	5.81%	2,899	(179)
Equity securities	2.50%	33	(65)	0.55%	11	(45)
Commercial loans	7.24%	676	22	6.56%	567	19
Policy loans	5.78%	124	—	5.56%	120	—
Short-term investments and cash equivalents	1.98%	163	10	2.72%	195	(4)
Other investments	5.78%	178	(155)	6.93%	182	235

Gross investment income before investment expenses	5.14%	3,941	(501)	5.48%	3,974	26
Investment expenses	-0.24%	(182)	—	-0.37%	(269)	—

Subtotal	4.90%	3,759	(501)	5.11%	3,705	26

Investment results of other entities and operations (2)		196	—		243	(2)
Less amount relating to divested businesses		(21)	—		(7)	—

Total		3,934	(501)		3,941	24

(1)
Excludes investments of securities brokerage, securities trading, banking operations, assets of our asset management operations managed for third parties, and separate account assets for which the customer assumes risks of ownership.

(2)	Investment income of securities brokerage, securities trading, and banking operations.
(3)
Yields are annualized and based on quarterly average carrying values except for fixed maturities, equity securities and commercial loans. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for commercial loans are calculated gross of any allowance for losses on commercial loans. Results for periods subsequent to the first quarter of 2001 reflect investments of Gibraltar Life, which was acquired in April 2001.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2002

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS—JAPANESE INSURANCE OPERATIONS

(in millions)

	Quarter Ended September 30
	2002			2001
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield(1)	Amount		Yield(1)	Amount
Japanese Insurance Operations:
Fixed maturities	2.22%	148	(4)	1.48%	80	(37)
Equity securities	1.43%	4	(42)	0.07%	1	(115)
Commercial loans	4.16%	40	4	4.37%	63	11
Policy loans	2.80%	5	—	1.04%	2	—
Short-term investments and cash equivalents	0.22%	1	2	0.14%	2	—
Other investments	-3.88%	(14)	12	1.43%	4	115

Gross investment income before investment expenses	2.17%	184	(28)	1.73%	152	(26)
Investment expenses	-0.17%	(15)	—	-0.10%	(9)	—

Total	2.00%	169	(28)	1.63%	143	(26)

	Nine Months Ended September 30
	2002			2001
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield(1)	Amount		Yield(1)	Amount
Japanese Insurance Operations:
Fixed maturities	1.97%	358	(8)	1.18%	148	(20)
Equity securities	0.90%	7	(115)	0.22%	3	(97)
Commercial loans	4.27%	126	18	4.28%	117	11
Policy loans	2.72%	13	—	1.22%	7	—
Short-term investments and cash equivalents	0.51%	6	10	0.08%	2	1
Other investments	-1.56%	(15)	(42)	2.59%	13	127

Gross investment income before investment expenses	2.03%	495	(137)	1.54%	290	22
Investment expenses	-0.13%	(32)	—	-0.08%	(16)	—

Total	1.90%	463	(137)	1.46%	274	22

(1)
Yields are annualized and based on quarterly average carrying values except for fixed maturities, equity securities and commercial loans. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for commercial loans are calculated gross of any allowance for losses on commercial loans. Results for periods subsequent to the first quarter of 2001 reflect investments of Gibraltar Life, which was acquired in April 2001.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2002

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS—EXCLUDING JAPANESE INSURANCE OPERATIONS

(in millions)

	Quarter Ended September 30
	2002			2001
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield(2)	Amount		Yield(2)	Amount
Financial Services Businesses excluding Japanese Insurance Operations (1):
Fixed maturities	6.77%	796	(115)	7.55%	848	(225)
Equity securities	7.78%	16	30	1.50%	4	2
Commercial loans	7.91%	169	—	8.25%	147	(3)
Policy loans	6.75%	39	—	6.71%	40	—
Short-term investments and cash equivalents	2.22%	46	1	3.16%	52	(1)
Other investments	10.26%	73	(7)	6.80%	47	(61)

Gross investment income before investment expenses	6.52%	1,139	(91)	7.00%	1,138	(288)
Investment expenses	-0.28%	(49)	—	-0.43%	(68)	—

Total	6.24%	1,090	(91)	6.57%	1,070	(288)

	Nine Months Ended September 30
	2002			2001
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield(2)	Amount		Yield(2)	Amount
Financial Services Businesses excluding Japanese Insurance Operations (1):
Fixed maturities	7.01%	2,409	(305)	8.08%	2,751	(159)
Equity securities	5.04%	26	50	1.21%	8	52
Commercial loans	8.61%	550	4	9.40%	450	8
Policy loans	6.63%	111	—	6.74%	113	—
Short-term investments and cash equivalents	2.21%	157	—	4.40%	193	(5)
Other investments	8.83%	193	(113)	8.78%	169	108

Gross investment income before investment expenses	6.59%	3,446	(364)	7.54%	3,684	4
Investment expenses	-0.29%	(150)	—	-0.53%	(253)	—

Total	6.30%	3,296	(364)	7.01%	3,431	4

(1)
Excludes investments of securities brokerage, securities trading, banking operations, assets of our asset management operations managed for third parties, and separate account assets for which the customer assumes risks of ownership.

(2)
Yields are annualized and based on quarterly average carrying values except for fixed maturities, equity securities and commercial loans. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for commercial loans are calculated gross of any allowance for losses on commercial loans.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2002

RECLASSIFIED STATEMENTS OF OPERATIONS—FINANCIAL SERVICES BUSINESSES

(in millions)

Year ended December 31		2001				2002
2000		1Q	2Q	3Q	4Q	1Q	2Q	3Q
	Revenues (1):
5,826	Premiums	1,611	2,014	2,241	2,361	2,278	2,334	2,386
1,639	Policy charges and fee income	392	483	474	454	434	412	400
5,229	Net investment income	1,299	1,354	1,288	1,303	1,251	1,356	1,327
5,196	Commissions, investment management fees, and other income	1,108	1,164	992	1,092	1,095	1,057	1,011

17,890	Total revenues	4,410	5,015	4,995	5,210	5,058	5,159	5,124

	Benefits and Expenses (1):
6,103	Insurance and annuity benefits	1,611	2,073	2,279	2,296	2,206	2,317	2,326
1,618	Interest credited to policyholders' account balances	382	422	432	434	414	415	434
448	Interest expense	108	100	70	48	56	50	50
(1,192)	Deferral of acquisition costs	(313)	(343)	(325)	(344)	(340)	(358)	(370)
834	Amortization of acquisition costs	242	212	255	224	239	273	358
3,454	Securities operations non-interest expenses	817	875	771	816	722	731	687
4,899	General and administrative expenses	1,085	1,309	1,253	1,558	1,233	1,249	1,212

16,164	Total benefits and expenses	3,932	4,648	4,735	5,032	4,530	4,677	4,697

1,726	Adjusted operating income before income taxes	478	367	260	178	528	482	427

	Items excluded from adjusted operating income before income taxes:
(379)	Realized investment gains (losses), net of related adjustments	247	82	(326)	(165)	(101)	(339)	(141)
(29)	Related charges	(4)	(7)	4	33	5	(4)	(1)

(408)	Total realized investment losses, net of related adjustments	243	75	(322)	(132)	(96)	(343)	(142)

(636)	Divested businesses	(22)	(60)	(40)	(25)	(8)	10	(14)
(143)	Demutualization costs and expenses	(45)	(117)	(37)	(389)	—	—	—

(1,187)	Total items excluded from adjusted operating income before income taxes	176	(102)	(399)	(546)	(104)	(333)	(156)

539	Income (loss) from continuing operations before income taxes	654	265	(139)	(368)	424	149	271
302	Income tax expense (benefit)	248	11	(194)	48	158	51	(106)

237	Income (loss) from continuing operations, after-tax	406	254	55	(416)	266	98	377

(1)
Revenues exclude realized investment gains, net of losses and related adjustments, and revenues of divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses, benefits and expenses of divested businesses, and demutualization costs and expenses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2002

RECLASSIFIED STATEMENTS OF OPERATIONS—CORPORATE AND OTHER OPERATIONS

(in millions)

Year ended December 31		2001				2002
2000		1Q	2Q	3Q	4Q	1Q	2Q	3Q

	Revenues (1):
15	Premiums	2	—	10	29	2	(2)	(3)
(10)	Policy charges and fee income	—	(4)	(1)	(2)	—	(6)	(3)
846	Net investment income	199	216	132	166	144	183	159
(317)	Commissions, investment management fees, and other income	(132)	4	(117)	(63)	(47)	(79)	(23)

534	Total revenues	69	216	24	130	99	96	130

	Benefits and Expenses (1):
27	Insurance and annuity benefits	7	9	11	12	27	31	—
(3)	Interest credited to policyholders' account balances	(1)	1	1	—	—	—	—
385	Interest expense	98	87	60	44	53	46	48
105	Deferral of acquisition costs	26	23	17	16	19	21	12
(84)	Amortization of acquisition costs	(21)	(20)	(21)	(20)	(20)	(25)	(21)
38	Securities operations non-interest expenses	8	11	(7)	8	1	(7)	4
23	General and administrative expenses	(47)	28	(36)	94	(4)	(19)	(34)

491	Total benefits and expenses	70	139	25	154	76	47	9

43	Adjusted operating income before income taxes	(1)	77	(1)	(24)	23	49	121

(1)
Revenues exclude realized investment gains, net of losses and related adjustments, and revenues of divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses, benefits and expenses of divested businesses, and demutualization costs and expenses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2002

KEY DEFINITIONS AND FORMULAS

1. Attributed Equity:

Amount of capital assigned to each of the Company's segments for purposes of measuring segment adjusted operating income before income taxes, established at a level which management considers necessary to support the segment's risks. Attributed equity for the Financial Services Businesses represents all of the Company's equity that is not included in the Closed Block Business.

2. Adjusted operating income before income taxes:

Adjusted operating income is a non-GAAP measure that excludes realized investment gains, net of losses and related adjustments; results of divested businesses and discontinued operations; and demutualization costs and expenses. Revenues and benefits and expenses shown as components of adjusted operating income, and for the divisions of the Financial Services Businesses, are presented on the same basis as pre-tax adjusted operating income and exclude these items as well. Adjusted operating income should not be viewed as a substitute for net income determined in accordance with GAAP, and our definition of adjusted operating income may differ from that used by other companies. The excluded items are important to an understanding of our overall results of operations. However, we believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability factors of our businesses.

3. After-tax adjusted operating income:

Adjusted operating income before taxes, as defined above, less the income tax effect applicable to adjusted operating income before taxes.

4. Assets Under Management:

Fair market value or account value of assets which Prudential manages directly in proprietary products, such as mutual funds and variable annuities, in separate accounts, wrap-fee products and the general account, and assets invested in investment options included in the Company's products that are managed by third party sub-managers (i.e., the non-proprietary investment options in the Company's products).

5. Book value per share of Common Stock:

Equity attributed to Financial Services Businesses divided by number of Common shares outstanding at end of period, on a diluted basis.

6. Borrowings—General Corporate Purposes:

Amounts used for corporate purposes including uses for cash flow timing mismatches, and investments in equity and debt securities of subsidiaries including amounts needed for regulatory capital purposes.

7. Borrowings—Investment Related:

Debt issued to finance specific investment assets or portfolios of investment assets, including real estate, real estate related assets held in consolidated joint ventures, and institutional spread lending portfolios.

8. Borrowings—Securities Business Related:

Debt issued to finance primarily the liquidity of our broker-dealers, and our capital markets and other securities business related operations.

9. Borrowings—Specified Other Businesses:

Borrowings associated with consumer banking activities, real estate franchises, and relocation services.

10. Client Assets:

Fair market value of assets in client accounts of Prudential Securities and Prudential Bank, and trust client accounts, that are not included in Assets Under Management. Prudential does not receive a management or administrative fee on these assets, but may receive a fee for executing trades, custody or recordkeeping services.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2002

KEY DEFINITIONS AND FORMULAS

11. Earned Premiums:

The portion of a premium, net of any amount ceded, that represents coverage already provided or that belongs to the insurer based on the part of the policy period that has passed.

12. Earnings Per Share of Common Stock:

Prudential Financial, Inc.'s initial public offering and the demutualization of The Prudential Insurance Company of America became effective on December 18, 2001. For the 2001 periods, earnings per share data are presented on a pro forma basis that assumes that shares issued in the initial public offering, including those issued as a result of the subsequent exercise by underwriters of options to acquire additional shares, and shares distributed as demutualization consideration to policyholders, were outstanding for all such periods. Earnings used in per-share calculations for the 2001 periods have not been adjusted to reflect the demutualization or related transactions, including the establishment of the Closed Block Business. For periods subsequent to 2001, earnings per share is based on the weighted average number of diluted shares outstanding. Stock options are included in the number of diluted shares for the periods they are outstanding based on the treasury stock method. Net income for the Financial Services Businesses and the Closed Block Business is determined in accordance with GAAP and includes general and administrative expenses charged to each of the businesses based on the Company's methodology for allocation of such expenses. For periods subsequent to the date of demutualization, the net income of each business is modified for cash flows between the Financial Services Businesses and the Closed Block Business related to administrative expenses, which are determined by a policy servicing fee arrangement that is based upon insurance in force and statutory cash premiums. To the extent actual administrative expenses vary from these cash flow amounts, these differences are recorded, on an after-tax basis, as direct equity adjustments to the equity balances of each business. The direct equity adjustments are used to adjust net income to determine the earnings available to the Common Stock and the Class B Stock for earnings per share purposes.

13. Financial Advisors (Domestic and International):

Financial advisors and securities brokers in our securities operations.

14. Financial Advisor Productivity (Domestic):

Financial Advisory segment total non-interest revenues, excluding revenues generated by the consumer bank and by the segment's retail fixed income and equity securities trading operations, divided by the average number of domestic retail Financial Advisors for the period. For interim reporting periods, the productivity measures are annualized.

15. General Account:

Invested assets and policyholder liabilities and reserves for which the Company bears the investment risk. Excludes assets recognized for statutory purposes that are specifically allocated to a separate account. General account assets also include assets of the parent company, Prudential Financial, Inc.

16. Gibraltar Life Advisors:

Insurance representatives for Gibraltar Life.

17. Group Life Insurance and Group Disability Insurance Administrative Operating Expense Ratios:

Ratio of administrative operating expenses (excluding commissions) to gross premiums, policy charges and fee income.

18. Group Life Insurance and Group Disability Insurance Benefits Ratios:

Ratio of policyholder benefits to earned premiums, policy charges and fee income.

19. Insurance and Annuity Benefits:

Total death benefits, annuity benefits, disability benefits, other policy benefits, losses and loss adjustment expenses paid or incurred, under insurance and annuity contracts, plus the change in reserves for future policy benefits, losses and loss adjustment expenses.

20. International Life Planners:

Insurance agents in our insurance operations outside the United States, excluding Gibraltar Life Advisors.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2002

KEY DEFINITIONS AND FORMULAS

21. New annualized premiums:

Premiums from new sales that are expected to be collected over a one year period. Group insurance new annualized premiums exclude new premiums resulting from rate changes on existing policies, from additional coverage under our Servicemembers' Group Life Insurance contract, and from excess premiums on group universal life insurance that build cash value but do not purchase face amounts.

22. Non-recourse and Limited-recourse Debt:

Limited and non-recourse borrowing is where the holder is entitled to collect only against the assets pledged to the debt as collateral or has only very limited rights to collect against other assets.

23. Operating return on average equity:

Adjusted operating income after tax (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average attributed equity for the Financial Services Businesses excluding unrealized gains and losses on investments.

24. Policy Persistency—Group Insurance:

Percentage of the premiums in force at the end of the prior year that are still in force at the end of the period (excluding Servicemembers' Group Life Insurance and Prudential Employee Benefit Plan).

25. Policy Persistency—International Insurance:

13 month persistency represents the percentage of policies issued that are still in force at the beginning of their second policy year. 25 month persistency represents the percentage of policies issued that are still in force at the beginning of their third policy year.

26. Prudential Agents:

Insurance agents in our insurance operations in the United States.

27. Prudential Agent productivity:

Commissions on new sales of all products by Prudential Agents under contract for the entire period, divided by the number of those Prudential Agents. Excludes commissions on new sales by Prudential Agents hired or departed during the period. For interim reporting periods, the productivity measures are annualized.

28. Ratio of corporate debt to total capitalization:

For purposes of this ratio, we measure "debt" as the sum of borrowings for general corporate purposes and 20% of the stated aggregate liquidation amount of the Equity Security Units, and we measure "total capitalization" as the sum of equity excluding unrealized gains and losses on available-for-sale securities, corporate debt and the stated aggregate liquidation amount of the Equity Security Units. The ratio is calculated by dividing debt by total capitalization.

29. Redeemable Capital Securities:

Capital Trust Certificates of Prudential Financial Capital Trust I (element of Equity Security Units).

30. Separate Accounts:

Assets of our insurance companies allocated under certain policies and contracts that are segregated from the general account and other separate accounts. The policyholder or contractholder predominantly bears the risk of investments held in a separate account.

31. Wrap-Fee Products:

Investment products generating asset-based fees in which the funds of the customer are generally invested in other investment products such as mutual funds.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2002

RATINGS AND INVESTOR INFORMATION

INSURANCE CLAIMS PAYING RATINGS
as of November 5, 2002
	A.M.Best	Standard & Poor's	Moody's	Fitch Ratings
The Prudential Insurance Company of America	A	A+	A1	AA-
PRUCO Life Insurance Company	A	A+	A1	NR*
PRUCO Life Insurance Company of New Jersey	A	A+	A1	NR
Prudential Property and Casualty Insurance Company	A-	A-	A2	NR
The Prudential Property & Casualty Insurance Company of New Jersey	A-	NR	NR	NR
The Prudential Life Insurance Co., Ltd. (Prudential of Japan)	A+	AA-	NR	NR
Gibraltar Life Insurance Company, Ltd.	NR	A	A2	NR

CREDIT RATINGS: as of November 5, 2002
Prudential Financial, Inc.:
Short-Term Borrowings	AMB-1	A2	P2	F1
Long-Term Senior Debt	a-	A-	A3	A
Redeemable Capital Securities	a-	A-	A3	A
The Prudential Insurance Company of America :
Capital and surplus notes, due 2003-2025	a-	A-	A3	NR
Prudential Funding, LLC:
Commercial Paper	AMB-1	A1	P1	NR
Long-Term Senior Debt	a	A+	A2	NR
Prudential Securities Group, Inc	NR	BBB	NR	NR
* NR indicates not rated.

INVESTOR INFORMATION:

Corporate Offices:	Investor Information Hotline:

Prudential Financial, Inc. 751 Broad Street Newark, New Jersey 07102	Dial 877-998-ROCK for additional printed information or inquiries.
Web Site:
www.prudential.com

Publicly Traded Securities:

Common Stock of Prudential Financial, Inc. is traded on the New York Stock Exchange under the symbol PRU.
Equity Security Units of Prudential Financial, Inc. are traded on the New York Stock Exchange under the symbol PFA.